Exhibit 99.1

NYSE Arca: ERI EMRISE CORPORATION A multi-national manufacturer of electronic devices and communications equipment for the aerospace, defense, commercial and industrial markets in North America, Europe and Asia December 2010 Strategies for Growth and Maximizing Stockholder Value Following a Major Divestiture, an Organizational Realignment and a Financial Overhaul

Safe Harbor Statement The matters discussed in this presentation, including any oral comments that accompany the presentation or given in response to questions, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, orders, backlog, financial results, products, and/or other events that have not yet occurred. Actual results may differ materially from those forward-looking statements. Factors that could contribute to such differences include, but are not limited to, variations in forecasted growth rate of markets for the company’s products, changes in EMRISE’s financial condition and financial results, the company’s ability to distinguish itself and it’s products from current and future competitors and those factors contained in the “Risk Factors” Section of the Company’s most recent filings with the U.S. Securities and Exchange Commission on Forms 10-K, Forms 10-Q and Forms 8-K. 2 December 2010 1Unless otherwise indicated the financial information presented in this presentation for all periods shown is “from continuing operations”

3 Overview Sale of Advanced Control Components (ACC) for $20 million completed August 31, 2010 Net proceeds used to repay all but $3.8 million of $16 million debt to principal lender and former ACC owners Former ACC founder/owner accepted $450,000 of ERI shares at a premium of $1.07778/share as partial payment on amount owed him EMRISE retained $3.8 million in cash from proceeds of sale More than $6.6 Million in new credit sources $4 million – Lloyds in UK; $1.8 million – CIC subsidiary in France; $0.8 million in US $5.8 million in cash (9/30/10) with no borrowings Working capital up significantly from negative $4.1 million to positive $10.8 million Refocused on organic growth, synergistic acquisitions

Cost Saving Initiatives 4 Ongoing commitment to reducing/controlling costs ~$5 million in annualized cost savings in 2009/2010 $1 million of corporate overhead $2 million of unit level savings $1.3 million of annual interest savings from debt reduction >$500,000 annually from finance group consolidation after ACC sale Other potential savings include Up to $500,000 annually from relocating/downsizing San Jose facility Approximately $250,000 in annual legal expense savings

Growth $30 million to $33 million annualized revenue base – Solid Platform for Growth Strong backlog, up 10% from Q2 2010 to $18.6 million Organic growth Core markets in communications and electronic devices both well positioned to return to historical growth rates of more than 12% Strategic transactions Aggressively pursue transactions in Communications Equipment with potential to attract strategic partners Principal focus on timing and synchronization business Opportunistically explore add-ons to aerospace & defense business Leverage public company platform to provide liquidity to prospective business owners in M&A activities 5

Estimated 2010 Pro Forma Revenue Breakdown Europe Business Unit Production by Region Electronic Devices Business Segments 6 40% 60% 20% 80% Communications Equipment United States

Communications Equipment Highly differentiated business with proprietary, marketable products in high growth industry Robust edge network timing and synchronization technologies and products Technology validated by recent customer wins with key U.S. carriers and large U.S. Federal agency Based in U.S. at CXR Larus subsidiary One of small select group with skills/technology to produce complex synchronization and timing systems Identified and currently in discussions with strategic acquisition opportunity in Europe with annual sales of ~$25 million 7

8 Communications Equipment: Key Customers Europe FAA MOTOROLA USA Taiwan Asia North Africa Public Telephone Networks including: Tunisia, Libya, Algeria, Morocco, Gambia, Côte d’Ivoire, Cameroon, Mauritania

Communications Equipment: Strategy Capitalize on product line and technology for network timing and synchronization Proliferation of streaming video, data, expanding homeland security needs driving industry growth Application of timing and synchronization products in edge networks will be primary growth driver Expect meaningful future revenue impact Expand business through Strategic alliance/partnership transactions Organic growth Customer list, next generation edge networking technology/products key to future strategic transactions 9

Communications Equipment Significant Market Opportunity Constrained by Company Size/Resources Relatively small size restricts growth prospects Solution – pursue strategic mergers and acquisitions Core focus – complete strategic transactions that increase EMRISE’s product and geographic reach Drive larger revenue Increase access to international markets Identified list of potential complementary partners Talking with one potential partner, evaluating other strategic transactions 10

Electronic Devices European-based Aerospace & Defense business Power supply and RF devices and subsystems Used in broad array of defense, aerospace, commercial, industrial applications Based in the U.K. ~ 40% of revenue in U.S. dollars from U.S. customers Expected to drive organic growth and cash flow 11

Electronic Devices European-based Aerospace & Defense business U.S. Military market has remained robust European Military market has grown slowly in 2010 Eurofighter and other similar long-term programs could drive faster growth in 2011 In-flight entertainment & communications (IFE&C) market is principal focus EMRISE expects IFE&C market in U.S. and Europe to improve in 2nd half 2010 and beyond New orders, growing pipeline of anticipated orders 12

13 Electronic Devices: Key Customers

Electronic Devices: Strategy Increase Focus of U.K. divisions on U.S. and European-based subsidiaries of U.S. companies Aerospace and defense IFE&C Industrial Capitalize on strengths to deliver solid organic growth, robust profit contributions Brand name Validated products and technology High quality customer base 14

Recent Track Record of Innovation Communications Equipment Provides critical infrastructure facilitating reliable voice, video, or data transmission across TDM and next generation digital broadband networks for wireline, wireless and cable networks Next Generation PTP/NTP network timing and synchronization equipment Network Access IP Gateway for traffic solutions Electronic Devices Provides mission critical sub systems and devices for commercial aerospace and the military Frequency control devices World leading high performance oscillators Unique High efficiency power systems 15

Organic Growth Drivers Communications Equipment Edge network timing & synchronization market growing rapidly Increased penetration within existing customers Sales of communications products exceeding historical levels Backlog for all communications products highest in 10 years Electronic Devices Focus on higher-margin products Standard products Broader product range Increased IFE&C penetration 16

17 Balance Sheet Highlights (unaudited) Reflects Impact of Sale of ACC and Pay Down of Debt on August 31, 20101 ($ in Thousands) Sept. 30, 20101 Dec. 31, 2009 Cash and equivalents $ 5,798 $ 3,994 Total assets $ 27,254 $ 50,277 Current ratio 2.18:1 0.86:1 Working capital (deficit) $ 10,754 $ (4,096) Total debt $ 4,178 $ 20,300 Net worth $ 7,790 $ (245) Net tangible assets $ 6,700 $ (1,473) Stockholders’ equity $ 12,725 $ 15,388

Financial Highlights (unaudited) ($ in Thousands, Except EPS) Quarter Ended 9/30/10 6/30/10 9/30/09 Revenue, up 20% from Q2 20101 $ 7,790 $ 6,474 $ 9,260 Gross margins1 29.8% 30.0% 34.0% Loss from continuing operations1 $ (1,397) $ (1,291) $ (1,505) Adjustments – Employee transaction costs Other non-recurring transaction costs $ $ 872 333 – 217 – – Adj. loss from continuing operations1,2 $ (192) $ (1,074) $ (1,505) Net income (loss) $ (1,107) $ (795) $ (1,817) EPS – fully diluted $ (0.11) $ (0.08) $ (0.18) 18 1Results are from continuing operations for all periods shown 2Non-GAAP measure see reconciliation above

Revenue Outlook/Composition1 - $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2010 2011 2012 Revenue ($ in 000's) Electronic Devices Communications Equipment 19 1Revenue Outlook/Composition is based on organic growth and does not include impact of any acquisitions.

EMRISE Strengths/Investment Thesis Focused with high-growth-potential businesses Excellent brands and products, validated technologies Strong management and engineering World class customers Current annualized revenue base of $30 to $33 million Growing backlog Stronger balance sheet and significantly improved working capital following debt pay down New lower cost sources of credit Cost structure, breakeven point, burn rate reduced significantly Strategic transaction(s) can increase size, resources and scale, help drive revenue growth 20

21 Stock Information Common shares NYSE Arca: ERI 52-week closing price range $0.46 - $1.35 Recent price (11/26/10) $0.995 Average daily trading volume (90-day) 20,711 Common shares 10.3 million Market capitalization $10.2 million Institutional ownership 20+% Insider ownership (officers, directors) 4%1 NYSE Arca continues to monitor ERI for compliance to $1.00 minimum closing price requirement (ERI closed at or above $1.00 for 30 consecutive trading days on 11/18/2010) 1Does not include CEO/Founder’s family’s holdings of ~7%

NYSE Arca: ERI EMRISE CORPORATION A multi-national manufacturer of electronic devices and communications equipment for the aerospace, defense, commercial and industrial markets in North America, Europe and Asia December 2010 Strategies for Growth and Maximizing Stockholder Value Following a Major Divestiture, an Organizational Realignment and a Financial Overhaul